                                                                   Exhibit 10.26


                                TRUST AGREEMENT
                                ---------------


          THIS AGREEMENT dated as of December 13, 1995, among PECHINEY CORPORATION, a Delaware corporation, (the "Settlor"), PECHINEY INTERNATIONAL
                                           -------
S.A., a societe anonyme organized under the laws of the Republic of France ("Pechiney International"), and The First National Bank of Chicago, a national
  ----------------------
banking association organized under the laws of the United States of America (the "Trustee").
      -------

                            PRELIMINARY STATEMENTS:

          WHEREAS, Pechiney International owns all of the issued and outstanding shares of common stock, par value $1.00 per share (the "Pechiney Corporation
                                                        --------------------
Shares"), of the Settlor;
------

          WHEREAS, the Settlor is the obligor on its Series A, Series B and Series C promissory notes (as amended), originally payable to the order of Nelson Peltz and Peter W. May (together with their successors and assigns, the "Noteholders"), in an aggregate outstanding principal amount as of the date
 -----------
hereof of $716,386,477.12 (the "Pechiney Corporation Notes") (as set forth on
                                --------------------------
Schedule 1 attached hereto);

          WHEREAS, the Settlor has agreed to create a trust of property (the "Trust") for the purpose of making payments owing under, with respect to, or in
 -----
connection with the Pechiney Corporation Notes, including, without limitation, payments of principal, interest, fees, penalties, if any, expenses and any indemnification obligations (all such obligations being, collectively, the "Note
                                                                            ----
Obligations");
-----------

          NOW, THEREFORE, the Settlor hereby irrevocably assigns transfers and conveys all right, title and interest in, to and under the Trust Assets (as such term is defined in Section 1.02 of this Agreement) for the following purposes and subject to the terms hereof:


                                   ARTICLE I

                            ORGANIZATIONAL MATTERS

          SECTION 1.01. Purpose. The purpose of the Trust is to hold and collect
                        -------
the Trust Assets and to make payments as specified herein. The Trustee shall not have the power to engage in any activity or perform any act except in pursuit of the foregoing purpose and any activity that is necessary or incidental to the foregoing purpose.

          SECTION 1.02.  Trust Property.  The Settlor has irrevocably
                         --------------
transferred or caused to be transferred to the Trust the following property (all such property, together with all proceeds, earnings, accretions and additions thereon or thereto, being the "Trust Assets"): (i) a Note due 1999 dated
                               ------------
December 12, 1995, made by Pechiney International to the order of the Settlor and endorsed by the Settlor to the Trustee in the aggregate principal amount of $716,386,477.12 (the "Trust Note"), (ii) a Standby Letter of Credit dated
                      ----------
December 13, 1995, letter of credit number S703104, issued by Banque Nationale de Paris ("BNP") for the benefit of the Trustee and the Settlor (the "Mirror
           ---                                                        ------
Letter of Credit"), (iii) a Standby Letter of Credit dated December 13, 1995,
----------------
letter of credit number S703105, issued by BNP for the benefit of the Trustee and the Settlor (the "Additional Letter of Credit"), and (iv) two Standby
                      ---------------------------
Letters of Credit, each dated December 13, 1995, letter of credit numbers FBI 101 and FBI 102, respectively, and each issued by Caisse des Depots et Consignations ("CDC") and having substantially the same terms and conditions as
                ---
the Mirror Letter of Credit and the Additional Letter of Credit, respectively (together, the "Secondary Letters of Credit," and together with the Mirror
                ---------------------------
Letter of Credit, the Additional Letter of Credit, and any Substitute Letters of Credit (as defined hereinafter) actually issued and deposited in the Trust, the "Letters of Credit"). Neither the Settlor nor any other party shall transfer
 -----------------
additional property (other than payments on the Trust Note, funds drawn under the Letters of Credit, Permitted Investments and proceeds of Permitted Investments hereunder) to the Trust or, except in the case of a Substitute Letter of Credit pursuant to Section 4.02(c) of this Agreement, substitute property for any or all of the Trust Assets.

          SECTION 1.03.  Appointment of the Trustee: Acceptance of Trust.  The
                         -----------------------------------------------
Settlor hereby appoints The First National Bank of Chicago as Trustee of the Trust effective as of the date hereof to have all rights, powers and duties set forth herein. The Trustee accepts the Trust on the terms set forth herein and acknowledges receipt in the trust from the Settlor of the Trust Note and the Letters of Credit, together constituting the initial Trust Assets.

          SECTION 1.04.  Trust Account.  The Trustee shall deposit the initial
                         -------------
Trust Assets at The First National Bank of Chicago, ABA number 071000013, Corporate Trust Clearing Account 48115377, for credit to trust number 19-203310 (the "Trust Account").
      -------------

          SECTION 1.05.  Declaration of Trustee.  The Trustee hereby declares
                         ----------------------
that it will hold, invest and preserve the Trust Assets and will use Trust Assets and the proceeds thereof only as contemplated by this Agreement.

          SECTION 1.06.  Beneficiaries.  The Settlor agrees that, in
                         -------------
consideration of transferring the Trust Assets to the Trust, the Settlor shall have a 99.999% beneficial interest in the Trust and Pechiney International shall have a 0.001% beneficial interest in the Trust. Pechiney International and the Settlor collectively shall be "Beneficiaries" and individually shall be a
                               -------------
"Beneficiary" under this Agreement.
 -----------

          SECTION 1.07.  BNP. References herein to "BNP" shall mean, unless the
                         ---
context otherwise requires, the issuer of the Letter of Credit on which a drawing has been made.


                                  ARTICLE II

                                 DISTRIBUTIONS


          SECTION 2.01.  Payment of Note Obligations. (a) Set forth on Schedule
                         ---------------------------
2 attached hereto are the dates on which payments of principal and interest are scheduled to be due and owing under the Pechiney Corporation Notes. Interest payments are due and owing in accordance with the Rate Quotation Agreement, dated as of December 27, 1991, as amended, (the "Citibank Rate Quotation
                                                 ----------------------
Agreement"), by and between Citibank, N.A. and the Settlor (a copy of which is
---------
attached hereto as Exhibit A) under the Note Obligations. Any notice provided to a Beneficiary by a Noteholder regarding acceleration of payments under any Pechiney Corporation Note shall be immediately forwarded by such Beneficiary to the Trustee and to the other Beneficiary. Each principal and interest payment obligation with respect to the Pechiney Corporation Notes, whether payable due to acceleration or otherwise, hereinafter is referred to as a "Scheduled
                                                               ---------
Obligation." Any notice provided to a Beneficiary through the Citibank Rate
----------
Quotation Agreement regarding the interest payment due and owing under the Note Obligations, or any other notification of payment information or instructions provided to a Beneficiary by the Noteholders (or their pledgees and assigns, or anyone acting on their behalf) under the Note Obligations, shall be immediately forwarded by such Beneficiary to the Trustee and to the other Beneficiary. Subject to Section 2.01(c), to the extent that proceeds of payments on the Trust Note have been transferred to the Trust Account and are available to the Trustee, the Trustee shall pay each Scheduled Obligation, on behalf of the Settlor, when due with such proceeds. If, and to the extent that, proceeds of payments on the Trust Note are not available as of the fourth Banking Day (as defined in the Mirror Letter of Credit) prior to the next Scheduled Obligation becoming due, the Trustee shall , to the extent available, draw under the Mirror Letter of Credit an amount sufficient to pay such Scheduled Obligation, and the Trustee shall use the proceeds of such drawing to pay such Scheduled Obligation, on behalf of the Settlor, when due; provided, however, that no drawing on the
                                    --------  -------
Mirror Letter of Credit by the Trustee to pay the final scheduled principal payment (absent an acceleration thereof) under the Pechiney Corporation Notes shall be made prior to January 4, 1999. To the extent that Trust Assets or draw proceeds under the Mirror Letter of Credit are insufficient to make full payment of a Scheduled Obligation comprising interest, the Trustee shall, upon the written direction of the Settlor and in the Settlor's sole discretion (but not otherwise), draw under the Additional Letter of Credit in the amount of such insufficiency so as to make full payment under such Scheduled Obligation. If the Trustee receives proceeds of payments on the Trust Note from Pechiney International for payment of any Scheduled Obligation after paying such Scheduled Obligation with the

PAGE>
proceeds of a drawing of the Mirror Letter of Credit or Additional Letter of Credit as described above, the Trustee shall promptly remit such proceeds to BNP, unless Pechiney International and BNP have notified the Trustee that BNP has been reimbursed by Pechiney International for such draw of the Mirror Letter of Credit or Additional Letter of Credit, as the case may be, in which case the Trustee shall promptly remit such proceeds to Pechiney International. If the Trustee receives proceeds of payments on the Trust Note, or draws under the Mirror Letter of Credit or Additional Letter of Credit, for payment of any Scheduled Obligation, and has not made payment to the Noteholders or reimbursed the Settlor, and subsequently receives evidence reasonably satisfactory to the Settlor from Pechiney International or BNP that such Scheduled Obligation has been paid through a draw or draws on the Standby Letters of Credit dated December 22, 1988, issued by BNP for the benefit of the Noteholders (the "Existing Letters of Credit"), the Trustee shall promptly remit the proceeds of
 --------------------------
such payment to Pechiney International in the case of payment on the Trust Note or to BNP in the case of a draw under the Mirror Letter of Credit or Additional Letter of Credit, unless Pechiney International and BNP have notified the Trustee that BNP has been reimbursed by Pechiney International for such draw of the Mirror Letter of Credit or Additional Letter of Credit, as the case may be, in which case the Trustee shall promptly remit such proceeds to Pechiney International.

          (b) The Trustee shall pay all amounts other than the Scheduled Obligations in respect of the Note Obligations (such amounts being the "Unscheduled Obligations") after receiving (i) a written notice from Pechiney
 -----------------------
International that an Unscheduled Obligation is due and owing and specifying in such notice the amount that is due and the date on which such payment is due or
(ii) a written notice from the Settlor stating that (x) it has received a demand for payment of an Unscheduled Obligation from a Noteholder and has determined in good faith that such demand (or the specified portion thereof) is not without merit and that satisfaction of such demand (or the specified portion thereof) is necessary to protect the Settlor from loss, (y) specifying a date for the Trustee to make payment of such Unscheduled Obligation, and (z) certifying that the Settlor has furnished to Pechiney International the written materials required to be delivered pursuant to Section 8.06(a) at least six Banking Days prior to the specified payment date. Unless instructed in writing to the contrary by Pechiney International, the Trustee shall make any payment pursuant to clause (ii) of this sub-paragraph (b) expressly without prejudice and with reservation of all rights. The Trustee shall pay the Unscheduled Obligation at such time as directed by Pechiney International or the settlor, as the case may be, with the proceeds of payments on the Trust Note. If, and to the extent that, proceeds of payments on the Trust Note are not available when the Trustee is required to make any payment of an Unscheduled Obligation, the Trustee shall, to the extent available, draw under the Additional Letter of Credit an amount sufficient to pay such Unscheduled Obligation, and the Trustee shall use the proceeds of such drawing to pay such Unscheduled Obligation. If the Trustee receives proceeds of payments on the Trust Note from Pechiney International for payment of any Unscheduled Obligation after paying such Unscheduled Obligation with the proceeds of a drawing on the Additional Letter of Credit as described above, the Trustee shall promptly remit such Trust Note proceeds to BNP, unless Pechiney International and BNP have notified the Trustee that BNP has been reimbursed by Pechiney International for such draw of the Additional Letter of Credit, in which case the Trustee shall promptly remit to Pechiney International such proceeds. If the Trustee receives proceeds of payments on the Trust Note, or draws under the Additional Letter of Credit, for payment of any Unscheduled Obligation, and has not made payment to the Noteholders or reimbursed the Settlor, and subsequently receives evidence reasonably satisfactory to the Settlor from Pechiney International or BNP that such Unscheduled Obligation has been paid through a draw on the Existing Letters of Credit, the Trustee shall promptly remit the proceeds of such payment to Pechiney International in the case of payment on the Trust Note or to BNP in the case of a draw under the Additional Letter of Credit, unless Pechiney International and BNP have notified the Trustee that BNP has been reimbursed by Pechiney International for such draw of the Additional Letter of Credit, in which case the Trustee shall promptly remit such proceeds to Pechiney International. Pechiney International shall promptly provide the notice specified in clause (i) of the first sentence of this section 2.01(b) whenever it has determined in good faith that an Unscheduled Obligation has become due and owing. Pechiney International shall promptly furnish the Settlor, and the Settlor shall promptly furnish Pechiney International, with a copy of any notice given to the Trustee under this Section 2.01(b).

          (c) (i) Not less than 90 days before the scheduled due date, or within 10 days after the acceleration, of any Applicable Principal Amount (as defined below), Pechiney International may furnish to the Settlor such evidence and legal opinions as, in the view of Pechiney International, are sufficient to establish that Pechiney International is not, as of such time, insolvent, will not be rendered insolvent by the payment of the Applicable Principal Amount, and that there would be no basis for a payment of such Applicable Principal Amount made by Pechiney International to be recovered by Pechiney International or any receiver, trustee or other person or entity in an insolvency or similar proceeding of, by, or relating to Pechiney International (the "Solvency
                                                               --------
Evidence"). The Settlor shall consider the Solvency Evidence in good faith. The
--------
Settlor shall determine, in its sole discretion, whether the evidence is sufficient to establish that (A) Pechiney International is not, as of the time of such determination, insolvent and will not be rendered insolvent by making payment of the Applicable Principal Amount and/or any other payment then due and owing by Pechiney International, and (B) there would be no basis for a payment of such Applicable Principal Amount made by Pechiney International to be recovered by Pechiney International or any receiver, trustee or other person or entity in an insolvency or similar proceeding of, by, or relating to Pechiney International (a "Determination," and any Determination that the evidence is sufficient to establish both (A) and (B) above being an "Affirmative
                                                         -----------
Determination"). The Settlor shall notify Pechiney International and the Trustee
-------------
as promptly as practicable, and in any event 10 days prior to the scheduled due date of the Applicable Principal Amount, or, in the event of a due date resulting from an acceleration, within 10 days after the Solvency Evidence was supplied to Settlor, of its

Determination (the "Applicable Principal Payment Notification"). Until the
                    -----------------------------------------
applicable time period for providing the Applicable Principal Payment Notification has expired, the parties shall act as if such an Applicable Principal Payment Notification was provided without an Affirmative Determination.

          (ii) In the event that (A) the Settlor has furnished Pechiney International and the Trustee with an Affirmative Determination, or (B) Pechiney International has provided the Solvency Evidence and the Settlor has not given an Applicable Principal Payment Notification, in each case within the applicable time period referenced in sub-paragraph (c)(i) above, then Pechiney International shall make payment of the Applicable Principal Amount to the Trustee when due.

          (iii) In the event that either (A) Pechiney International has not provided the Solvency Evidence within the time period set forth in sub-paragraph
(c)(i) above or (B) an Applicable Principal Payment Notification shall have been delivered within the time period set forth in sub-paragraph (c)(i) above and the Settlor has not made an Affirmative Determination, then (w) Pechiney International shall not make direct payment of the Applicable Principal Amount,
(x) if Pechiney International proffers or attempts to make a payment on the Trust Note, the Trustee shall reject such payment and shall promptly return to Pechiney International any proceeds received by the Trustee with respect to such proffered or attempted payment, (y) regardless of such proffered or attempted payment, the Trustee shall be entitled to certify in a draw certificate with respect to a Letter of Credit that such payment has not been made and is due and owing, and (z) the Trustee shall draw on the Mirror Letter of Credit in satisfaction of the Applicable Principal Amount due and owing under the Trust Note. Pechiney International shall reimburse BNP for any such draw on the Mirror Letter of Credit pursuant to the Reimbursement Agreement dated as of December 13, 1995 between Pechiney International and BNP.

          (iv) In the event that a payment is made by Pechiney International in violation of Section 2.01(c)(iii)(w), the Settlor shall be entitled to have the expiry date of the Letters of Credit extended for a period of six months.

          (v) The term "Applicable Principal Amount" means (A) so long as the covenant contained in Section 8(h) of the Substituted, Amended and Restated Reimbursement Agreement dated as of December 13, 1995 (the "Reimbursement Agreement") among Pechiney International, the Settlor and BNP has not been violated, or would not be violated as such covenant was originally in effect, if there has been any modification or termination thereof, any payment of principal on the Trust Note which would cause all payments of principal in any period of 12 consecutive months to exceed US$100 million, or (B) otherwise, any payment of principal which would cause all payments of principal in any period of 12 consecutive months to exceeds US$25 million.

          (vi) The Trustee shall follow the instructions of the Settlor in regard to drawing under the Mirror Letter of Credit to make payments of principal as provided in Section 2.01(c)(i) - (v) above.

          (d)  Except as provided in this subsection, the Settlor shall not pay any of the Note Obligations. Only in the event that the Trustee shall have failed to make the payment of a Note Obligation, the Settlor shall, subject to Section 2.01(c) and the last sentence of this subsection (d), be entitled to pay directly or indirectly (i) any Scheduled Obligation that becomes due and owing or (ii) any Unscheduled Obligation for which a demand has been made by a Noteholder if the Settlor has determined in good faith that such demand (or the specified portion thereof) is not without merit and the satisfaction of such demand (or the specified portion thereof) is necessary to protect the Settlor from loss, upon giving the Trustee and Pechiney International not less than two Banking Days written notice of its intention to make such payment; provided,
                                                                   --------
however, that no such notice shall be provided with respect to payments
-------
under clause (i) of this subsection (d) until two Banking Days prior to the due date; no such payment under clause (i) of this subsection (d) shall be made prior to 3:00 p.m. (New York City time) on the due date under the Note Obligations; and payment under clause (i) of this subsection (d) shall be made by the Settlor only if the Settlor has not received notice from the
Trustee by 1:30 p.m. (New York City time) on the due date that payment on the Note Obligation has been made; provided, futher, however, that no payment
                               --------  ------  -------
under clause (ii) shall be made unless the Settlor has complied with Section 2.01(b)(ii). Notwithstanding the above, the Settlor shall not pay any Scheduled Obligation comprising principal until two Banking Days following the due date of such Scheduled Obligation on such date, the Settlor may not pay such Scheduled Obligation prior to 3:00 p.m. (New York City time), and may pay such Scheduled Obligation only if it has not received notice from the Trustee by 1:30 p.m. (New York City time) on such date that payment on such Scheduled Obligation has been made. If the Trustee has received payment of an Applicable Principal Amount from Pechiney International in accordance with Section 2.01(c)(ii), and has not made payment to the Noteholders, and subsequently receives (x) notice from the Settlor pursuant to Section 2.01(e) that the Settlor has made payment of such Applicable Principal Amount and (y) evidence reasonably satisfactory to the Settlor from Pechiney International or BNP that the Settlor has been reimbursed for the payment of such Applicable Principal through a draw on the Mirror Letter of Credit, the Trustee shall promptly remit the proceeds of the payment by Pechiney International of the Applicable Principal Amount to BNP, unless Pechiney International and BNP have notified the Trustee that BNP has been reimbursed by Pechiney International for such draw of the Mirror Letter of Credit, in which case the Trustee shall promptly remit such proceeds to Pechiney International.

          (e) Upon payment by the Settlor of any Note Obligations, the Settlor shall provide prompt notice to the Trustee and Pechiney International of such payment. The Trustee shall reimburse the Settlor from the Trust
Assets for any amount of the Note Obligations actually paid by the Settlor except to the extent that such reimbursement has been made through a drawing by the Settlor on a Letter of Credit. In the event that the Trust Assets are insufficient to make such reimbursement, the Trustee shall, to the extent permitted thereunder, make a draw under the appropriate Letter of Credit for such purpose. The Trustee shall so reimburse the Settlor upon written demand made by the Settlor with a copy to Pechiney International.

          (f) Pechiney International shall provide prompt notice to the Trustee, the Settlor, and BNP that it has transferred payments on the Trust Note to the Trust Account.

          (g) The Trustee shall provide prompt notice to the Beneficiaries and BNP that the proceeds of payments on the Trust Note have been received by it in the Trust Account; that the Trustee has drawn on any of the Letters of Credit; and immediate notice (prior to 1:30 p.m. (New York City time) in the case of payment of Note Obligations) that the payment of (or reimbursement of the Settlor for) each Note Obligation has been made.

          (h) All payments made by the Trustee or the Settlor, as the case may be, to the Noteholders shall be made without offset or reduction of any kind.

          (i) In the circumstances described in paragraph 7 of the form of drawing certificate attached to the applicable Secondary Letter of Credit, at the time a draw under the Mirror Letter of Credit or Additional Letter of Credit, as the case may be, is permitted or required to be made under this
Section 2.01, the Trustee shall, to the extent permitted under the applicable Secondary Letter of Credit, make such draw under such Secondary Letter of Credit.

          SECTION 2.02. Beneficiaries Authorization.  Each Beneficiary hereby
                        ---------------------------
authorizes and directs the Trustee to use the proceeds of the Trust Assets to pay the Note Obligations or to reimburse the Settlor as provided in Section 2.01 of this Agreement.

          SECTION 2.03. Trustee Not Liable for Note Obligations. All payments to
                        ---------------------------------------
be made by the Trustee under this Agreement shall be made only from the proceeds of the Trust Assets. The Trustee shall not be personally liable for any Note Obligation payment.

          SECTION 2.04. Method of Payment.  All amounts payable to or for the
                        -----------------
account of the Noteholders under this Agreement shall be paid by the Trustee by wire transfer to such account or accounts of the Noteholders in the continental United States as either Beneficiary may designate from time to time in accordance with Section 3.02 of this Agreement, accompanies by such certifications as may be reasonably requested by the Trustee. The initial bank accounts into which the Trustee shall make or cause to be made wire transfers of the payment of Note Obligations are set forth on Schedule 3.

                                  ARTICLE III

                            CONCERNING THE TRUSTEE

          SECTION 3.01. In General. It shall be the duty of the Trustee, and the
                        ----------
Trustee is authorized and directed:

          (a)  to enforce its rights under the Trust Note;

          (b) to make drawings under the Letters of Credit to the extent obligated to do so under this Agreement, or permitted to do so under the terms of the Letters of Credit;

          (c) to pay or cause to be paid the Note Obligations when the same shall become due and payable (except as otherwise specified herein) and to reimburse the Settlor as contemplated by Section 2.01 of this Agreement;

          (d) to present the necessary certificate and to take or cause to be taken all other action required to be taken so as to enable the Trustee to draw on any of the Letters of Credit, as and to the extent necessary to pay the Note Obligations or to reimburse the Settlor;

          (e) to discharge or cause to be discharged all other responsibilities assigned to it pursuant to the terms of this Agreement;

          (f) to invest any cash, including any income on investments, that comprises the Trust Assets in Permitted Investments (as defined in Section 3.05 of this Agreement) as directed by the Beneficiaries from time to time, provided,
                                                                       --------
however, that such Permitted Investments shall be held until maturity or until
-------
any sale thereof is required to pay any amounts payable on the Note Obligations or to reimburse the Settlor; provided, further, however, that (i) if the
                             --------  -------  -------
Beneficiaries are unable to agree on how such cash shall be invested, the Trustee shall invest such cash in the Permitted Investments identified in clause
(a) of the definition of "Permitted Investments," and (ii) upon default under the Trust Note or the Trust Agreement or the Letters of Credit by any party other than the Settlor, the Settlor shall have the exclusive right to direct the Trustee's investment in Permitted Investments; and

          (g) to sell any Permitted Investments, to the extent needed, to pay any amounts due on the Note Obligations. Any loss of principal or otherwise resulting from the sale of Permitted Investments shall be borne by the Trust Assets.

          SECTION 3.02. Action upon Instructions. (a) In addition to (but not in
                        ------------------------
limitation of) the duties of the Trustee to take certain actions and/or to respond to the directions of Pechiney International or the Settlor as set forth elsewhere in this Agreement, the Beneficiaries jointly and not severally may direct the Trustee in the administration of the

Trust by giving the Trustee written instructions duly signed by an officer of each Beneficiary, with evidence of the authority of such officer in the form of an incumbency certificate. No such instructions shall be inconsistent with the purpose of the Trust. Each of the Beneficiaries agrees to in good faith provide such instructions as may be necessary to enable the Trustee to carry out the purpose of this Trust.

          (b) The Trustee will take or refrain from taking such action or actions as may be specified in any joint written instructions delivered to the Trustee by the Beneficiaries, provided that the Trustee shall not be required to
                              --------
take or refrain from taking any such action if the Trustee shall reasonably determine, or shall have been advised by counsel, that such action or inaction is likely to result in personal liability on the part of the Trustee, or is contrary to the terms hereof or of any document contemplated hereby to which the Trustee is a party or otherwise contrary to law.

          (c) Whenever the terms of this Agreement do not require the Trustee to pursue a specific course of action and the Trustee is unable to decide between alternative courses of action or conflicting instructions from the Beneficiaries, the Trustee may give notice to the Beneficiaries requesting instructions or clarification (to be given in such form as shall be appropriate under the circumstances) as to the course of action to be adopted and, to the extent the Trustee acts in good faith in accordance with instructions received from the Beneficiaries, the Trustee shall not be liable to any person, provided
                                                                       --------
that in the event the Trustee does not receive such instructions within ten days of such notice (or within such shorter period of time as may be specified in such notice) or continues to receive conflicting instructions, it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement, as it shall deem to be in the best interests of the Beneficiaries, or seek instructions from a court of competent jurisdiction.

          (d) The Trustee may consult with counsel and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          SECTION 3.03. No Action Except Under Agreement or Instructions. The
                        ------------------------------------------------
Trustee agrees that it will not manage, control, use, sell, pledge, encumber, dispose or otherwise deal with the Trust Assets, except as permitted or required by the terms of this Agreement.

          SECTION 3.04. Further Assurances. The Trustee shall execute and
                        ------------------
deliver all such other instruments, documents or certificates as the Beneficiaries may deem necessary or advisable in connection with the transactions contemplated hereby.

          SECTION 3.05. Restrictions. Except as may otherwise be required under
                        ------------
this Agreement, or pursuant to the joint written instructions of the Beneficiaries as provided in Section 3.02 above, the Trustee shall take no action or cause any action to be taken:

          (a) to modify, waive, repeal, supplement, alter, amend or terminate any of the terms and conditions of the Trust Note;

          (b) to create, incur, assume or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to the Trust or any of the Trust Assets or assign any right to receive income, in each case to secure or provide for the payment of any debt of any person or entity (other than proper charges against the Trust Assets for fees and expenses for administering the Trust);

          (c) to create, incur, assume or suffer to exist any Debt (as hereinafter defined) of the Trust or with recourse to the Trust Assets, whether directly or indirectly;

          (d) to create, incur, assume or suffer to exist any obligations of any trust created hereunder for the payment of rental for any property under leases or agreements to lease; or

          (e) to institute any proceeding by or against the Trust seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, rehabilitation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or all or any substantial part of its property, or making a general assignment for the benefit of its creditors.

          "Debt" shall mean (A) all indebtedness for borrowed money, (B) all
           ----
obligations evidenced by notes, bonds, debentures or other similar instruments,
(C) all obligations for the deferred purchase price of property or services, (D) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by any trust created hereunder (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (E) all obligations as lessee under leases that have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (F) all obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities, (G) all Debt of others referred to in clauses (A) through (F) above guaranteed directly or indirectly by any trust created hereunder through an agreement (I) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt,

(II) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (III) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (IV) otherwise to assure a creditor against loss, and (H) all Debt referred to in clauses (A) through (F) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any lien on property (including, without limitation, accounts and contract rights) owned by any trust created hereunder, even though it has not assumed or become liable for the payment of such Debt; and

          "Permitted Investment" shall mean any of the following: (a) readily
           --------------------
marketable direct obligations of the Government of the United States or any agency or instrumentality thereof supported by, or other obligations unconditionally guaranteed by, the full faith and credit of the United States;
(b) certificates of deposit or bankers' acceptances of, or time deposits with, any commercial bank (which may include the Trustee individually if it otherwise qualifies hereunder) that (i) is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) below, (iii) is organized under the laws of the United States or any State thereof and (iv) has combined capital and surplus of at least U.S.$500,000,000; or (c) commercial paper issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investor Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Corporation Rating Group, each of (a) through (c) having a remaining maturity of less than 180 days.

          SECTION 3.06. Power and Authority. (a) The Trustee shall have all the
                        -------------------
requisite power, authority and discretion as shall be necessary or appropriate to enable it to take all such actions as it is required to take pursuant to this Agreement. The Trustee shall have no liability hereunder except for its own bad faith, gross negligence or willful misconduct.

          (b) The Trustee shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or anything suffered by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

          (c) The Trustee shall be obligated to perform such duties and only such duties as are herein specifically set forth, and no implied duties or obligations shall be read into this Agreement. The Trustee shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

          (d) The provisions of this Agreement, to the extent they restrict the duties and liabilities of a trustee at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Trustee.

          SECTION 3.07   Trustee Reports. On the last day of each calendar
                         ---------------
quarter, the Trustee shall furnish to each Beneficiary and BNP a written report setting forth the receipt of payments by the Trustee under the Trust Note, the payments made by the Trustee on the Pechiney Corporation Notes, drawings under any of the Letters of Credit, if any, during such quarter, and a statement of cash on hand and Permitted Investments as of the end of each quarter. At any time at the request of either Beneficiary, the Trustee shall report to each Beneficiary and BNP the Available Amounts (as defined in the Letters of Credit) and such other information as is reasonably requested by either Beneficiary.

          SECTION 3.08.  Trustee Notice. The Trustee shall promptly forward to
                         --------------
each Beneficiary and BNP a copy of any notices it receives under this Agreement.


                                  ARTICLE IV

                               LETTERS OF CREDIT

          SECTION 4.01.  Conditions to Drawing. If the Trustee shall be required
                         ---------------------
to draw on any of the Letters of Credit under this Agreement or shall be permitted to draw under any such Letter of Credit and directed to do so by the Settlor, the Trustee shall take or cause to be taken all actions necessary to satisfy any condition to drawing under such Letter of Credit. Each Beneficiary shall, to the extent available to such Beneficiary, furnish the Trustee with such certificates, documents or other information required by any of the Letters of Credit in connection with any drawing under such Letter of Credit. The Trustee shall be entitled to rely on a certificate of any officer of either Beneficiary as to any factual matter required to be set forth in a certificate to be presented to the issuer of any of the Letters of Credit as a condition to drawing.

          SECTION 4.02.  Drawings. (a) Subject to Section 4.02(b) below, the
                         --------
Trustee shall draw on the Letters of Credit to pay the Note Obligations or to reimburse the Settlor as provided in Section 2.01 of this Agreement, and shall not draw on the Letters of Credit for any other purpose.

          (b) If and when the Trustee receives written notice from either Beneficiary that the conditions for drawing by the Trustee under any Letter of Credit have been satisfied, the Trustee shall make a drawing under such Letter of Credit to the extent permitted thereunder.

          (c)  Should an acceptable Substitute Letter of Credit (as defined in
Section 5.16 of the Stock Purchase Agreement, dated as of October 12, 1995, among Pechiney International, Pechiney, a societe anonyme organized under the laws of the Republic of France ("Pechiney"), Howmet Cercast S.A., a societe
                                 --------
anonyme organized under the laws of the Republic of France, and Blade Acquisition Corp., a Delaware corporation, hereinafter referred to as the "Stock Purchase Agreement") be provided by Pechiney or Pechiney International to the Settlor, the Settlor shall deposit such Substitute Letter of Credit into the Trust Account. Upon its receipt of such Substitute Letter of Credit, the Trustee shall promptly return the Letter of Credit for which the Substitute Letter of Credit was provided to the issuer of such Letter of Credit. Should such Substitute Letter of Credit be deposited after a drawing has been made on a Letter of Credit in accordance with the penultimate sentence of Section 5.16 of the Stock Purchase Agreement but prior to the payment of such funds by the Trustee, the Trustee shall remit the proceeds of such drawing to the issuer of such Letter of Credit, unless Pechiney International and the issuer of such Letter of Credit have notified the Trustee that such issuer has been reimbursed by Pechiney International for such draw of such Letter of Credit, in which case the Trustee shall remit such proceeds to Pechiney International.

          (d) If the Trustee receives notice from the Settlor that the Settlor intends to draw on any of the Letters of Credit, the Trustee shall draw on such Letter of Credit to the extent permitted thereunder.

          (e) The Trustee and Pechiney International acknowledge and agree that if, for any reason, the Trustee fails to draw on any Letter of Credit in the circumstances and on the terms and conditions therein, the Settlor shall be entitled to make such drawing on behalf of the Trustee. The Settlor shall give prompt notice to the Trustee and Pechiney International that the Settlor has drawn upon any Letter of Credit. The Settlor agrees that it will cause any funds drawn under any Letter of Credit to pay Note Obligations to be deposited directly into the Trust for the sole purpose of making payment of the Note Obligations as the Note Obligations become due and payable.


                                   ARTICLE V

                        TERMINATION OF TRUST AGREEMENT

          SECTION 5.01.  Termination of Trust Agreement. (a) This Agreement and
                         ------------------------------
the trust created hereby are irrevocable and shall terminate, and the Trust Assets (other than the Letter of Credit) shall be, subject to any obligation of the Trustee to return funds to the issuer of a Letter of Credit or to Pechiney International as provided herein, distributed to the Settlor (99.999%) and Pechiney International (0.001%), and this Agreement shall be of no further force or effect, solely upon the earlier of (i) a date which is not earlier than the date that all of the Note Obligations shall have been indefeasibly paid in full, provided that in no event shall the Trust Agreement terminate prior to a date 10
--------
days after the expiry of all Letters of Credit, (ii) upon receipt by the Trustee of a notice terminating this Agreement duly signed by each of the Beneficiaries, and (iii) upon the expiration of a period ending twenty-one (21) years after the death of the survivor of the directors of Pechiney International as of the date of this Agreement. The bankruptcy or incapacity of the Beneficiaries or the Trustee shall not operate to terminate this Agreement, nor entitle the Beneficiaries' legal representatives to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Upon return of the Pechiney Corporation Notes to the Settlor for cancellation, upon payment in full, the Settlor shall promptly provide copies of such cancelled Pechiney Corporation Notes to Pechiney International.

          (c) Upon termination of the Trust, the Trustee shall promptly return each Letter of Credit to its issuer for cancellation.

                                  ARTICLE VI

                  SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

          SECTION 6.01.  Resignation of Trustee; Appointment of Successor.  (a)
                         ------------------------------------------------
The Trustee may resign at any time without cause by giving at least 60 days' prior written notice to the Beneficiaries, such resignation to be effective on the acceptance of appointment by a successor Trustee under Section 6.01(b). In case of the resignation of the Trustee, Pechiney International and the Settlor shall jointly appoint a successor Trustee by an instrument signed by the Settlor and Pechiney International. If a successor Trustee shall not have been appointed within 30 days after the giving of written notice of such resignation, the Settlor may appoint a successor Trustee; if the Settlor does not make such an appointment within an additional 60 days, then Pechiney International or the Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed as above provided within one year from the date of the appointment by such court.

          (b) Any successor Trustee, however appointed, shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon such successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named the Trustee herein; but nevertheless, upon the written request of such successor Trustee, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all moneys or other property then held or subsequently received by such predecessor Trustee upon the trusts herein expressed.

          (c) Any successor Trustee, however appointed, shall be a bank or trust company incorporated under the laws of the United States or any state thereof, having a combined capital and surplus of at least US$500,000,000, and rated at least "A-3" (or the then equivalent grade) by Moody's Investor Service, Inc. or "A-" (or the then equivalent grade) by Standard & Poor's Corporation Rating Group, in each case at the time of appointment.

          (d) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Trustee may be transferred, shall, be the Trustee under this Agreement without further act; provided, however, that if such resulting corporation does not
             --------  -------
conform to the requirements of Section 6.01(c), such Trustee shall give notice of resignation pursuant to Section 6.01(a) effective upon such merger, conversion or consolidation.

          SECTION 6.02. Removal of Trustee. At any time Pechiney International
                        ------------------
and the Settlor may jointly agree to remove the Trustee for any reason, with or without cause, and appoint a successor trustee of the kind described in Section 6.01(c) of this Agreement, such removal to be effective on the acceptance of appointment by a successor Trustee under Section 6.01(b). The Settlor shall have the right unilaterally to remove the Trustee in the event that the Settlor determines in good faith that the Trustee has not acceptably performed its duties under this Agreement and appoint a successor Trustee of the kind described in Section 6.01(c) of this Agreement, such removal to be effective on the acceptance of appointment by a successor Trustee under Section 6.01(b). Upon acceptance in writing by a successor trustee of the appointment as trustee hereunder, such successor Trustee shall succeed to and become vested with, all of the rights, powers, privileges and duties of the removed Trustee, and the removed Trustee shall pay to the successor Trustee any unearned compensation that had been prepaid to the removed Trustee. Upon such acceptance, the removed Trustee shall be discharged from further responsibilities under this Agreement.

                                  ARTICLE VII

                  INDEMNIFICATION BY PECHINEY INTERNATIONAL


          SECTION 7.01. Trust Expense. Pechiney International shall pay (or
                        -------------
reimburse the Trustee for) all reasonable expenses of the Trustee hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and duties under this Agreement.

          SECTION 7.02. Indemnification. Pechiney International hereby agrees to
                        ---------------
assume liability for, and indemnify the Trustee and its successors, assigns, and agents, against and from, any and all liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may be imposed on, incurred by or asserted at any time against
 --------
the Trustee (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, the administration of the Trust or the action or inaction of the Trustee hereunder, except that Pechiney International shall not be required to indemnify the Trustee for Expenses arising or resulting from (i) its own bad faith, gross negligence or willful misconduct in the performance of its duties hereunder or (ii) for taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by the Trustee in connection with any of the transactions contemplated by this Agreement.

          SECTION 7.03. Compensation. The Trustee shall receive as compensation
                        ------------
for the Trustee's services hereunder such ordinary fees as are fair, reasonable and customary for the performance of such services and as may heretofore and from time to time hereafter be agreed upon between Pechiney International and the Trustee; provided, that in the absence of such an agreement, the Trustee's
             --------
standard rates shall apply.

                                  ARTICLE VIII

                                 MISCELLANEOUS

          SECTION 8.01. Supplements and Amendments. (a) At the written request
                        --------------------------
of each Beneficiary, this Agreement shall be amended by a written instrument signed by the Trustee and each Beneficiary; provided, however, that if in the
                                            --------  -------
opinion of the Trustee any instrument required to be so executed adversely affects any right, duty or liability of, or immunity or indemnity in favor or, the Trustee under this Agreement or any of the documents contemplated hereby to which the Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the charter documents or by-laws of the Trustee or any document contemplated hereby to which the Trustee is a party, the Trustee may in its sole discretion decline to execute such instrument. Nothing herein shall imply that either Beneficiary has any obligation to consent to any request for an amendment by the other Beneficiary, and either Beneficiary may, if it should choose to consider any such request, require such other Beneficiary to furnish assurances, opinions and indemnities in connection with such proposed amendment as a condition to its consent thereto.

          (b) The Trustee shall furnish the Settlor, Pechiney International, and any Settlor Transferee (as defined in the Letters of Credit) with certified copies of any supplements or amendments to any Letters of Credit pursuant to the provisions of Section 8.09(c).

          SECTION 8.02.  No Legal Title to Trust Estate in Beneficiaries. The
                         -----------------------------------------------
Beneficiaries shall not have legal title to any part of the Trust Assets and shall not be entitled to receive any distributions from the Trust, except the Beneficiaries will be entitled to receive any residual Trust Assets pursuant to
Section 5.01 of this Agreement and the Settlor shall be entitled to reimbursement for payments made by it on the Note Obligations.

          SECTION 8.03.  Limitations on Rights of Others. Except as otherwise
                         -------------------------------
provided herein with respect to the issuer of any Letter of Credit, nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the Trustee, and the Beneficiaries any legal or equitable right in the Trust Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 8.04.  Tax Reporting. The parties hereto agree that the
                         -------------
Settlor shall include in its gross income all taxable income earned on Trust Assets and any gain therefrom in accordance with Treasury Regulation 1.61-13(b).

          SECTION 8.05.  Notices. (a) Each Beneficiary shall promptly furnish to
                         -------
the Trustee and the other Beneficiary copies of all written materials relating to the Pechiney Corporation Notes received from the Noteholders or persons acting on their behalf.

          (b) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and delivered by hand or mailed by certified mail, postage prepaid or by facsimile with telephonic confirmation by the designated recipient, if to the Trustee, at its office at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois, 60670-0126, Attention: Corporate Trust Administration, Fax: (312)407-4656 or to such other address or facsimile number as the Trustee may have set forth in a written notice to each Beneficiary; if to Settlor, at its address at Pechiney Corporation, 475 Steamboat Road, Greenwich, Connecticut, 06836-1960, Attention:
General Counsel and Chief Financial Officer, Fax: (203) 625-8771; if to Pechiney International at its address at

Pechiney International S.A., 10, place des Vosges, Cedex 68, 92048 Paris La Defense, France, Attention: Directeur Financier, Fax: 011-331-4691-4677; if to BNP at its New York Branch at its address at One World Financial Center, 20th Floor, Tower A, 200 Liberty Street, New York, New York, 10281-1062, Attention:
Vice President-Standby Letters of Credit, Fax: (212)415-9606 or, in each case, such other address or facsimile number as set forth in a written notice to the other Beneficiary and to the Trustee. Whenever any notice in writing is required to be given by the Trustee or either Beneficiary, such notice shall be deemed given and such requirement satisfied if such notice is received within the required notice period.


          SECTION 8.06.  Certain Matters Regarding Noteholders. (a) Pechiney
                         -------------------------------------
International shall have the sole right to control the resolution of any dispute with the Noteholders relating to the Pechiney Corporation Notes and the Note Obligations, provided, however, that nothing in this Section will affect the
             --------  -------
right of the Trustee or Settlor to make payments to the Noteholders or reimbursements to the Settlor for such payments, and to make drawings under the Letters of Credit for such purpose, as set forth in this Agreement. The Settlor agrees that any payment made by the Settlor of a Note Obligation pursuant to
Section 2.01(d)(ii) shall be made expressly without prejudice and with reservation of all rights. In connection with any demand for payment by the Noteholders, the Settlor shall furnish to Pechiney International all written materials relating to such demand received from the Noteholders (or their pledgees and assigns, or anyone acting in their behalf) at the time of their initial demand, as soon as practicable after the Settlor shall have received such materials, but in any event not less than six Banking Days before satisfaction of such demand (or the specified portion thereof) by the Settlor pursuant to Section 2.01(d)(ii).

          (b) In addition, the Settlor shall promptly furnish to Pechiney International all written materials received from the Noteholders from time to time after the initial demand referred to in Section 8.06(a).

          (c) (i) In the event that Pechiney International desires that Settlor exercise rights of offset under the Pechiney Corporation Series B Notes (the "Series B Notes"), it shall so notify Settlor and the Trustee no later than 60 days prior to the maturity date of the Series B Notes, specifying (x) the aggregate amount that Pechiney International proposes to offset against the Series B Notes (the "Offset Amount"), which Offset Amount shall in no event exceed $12 million, (y) the specific Notes against which Pechiney International proposes to make such offset and amount proposed to be offset against each such Note and (z) in reasonable detail, the basis for such proposed offset (the "Offset Notification"). Concurrent with the delivery of the Offset Notification, Pechiney International will deliver to Settlor and the Trustee an opinion of counsel of national repute that Settlor is entitled to claim the proposed offset under the terms of the Series B Notes (the "Offset Opinion").

         (ii) If (x) Pechiney International has delivered the Offset Notification and the Offset Opinion within the time period set forth above, (y) Pechiney International has not failed to pay to Settlor any amount then due to Settlor from Pechiney International under the Stock Purchase Agreement and (z) Pechiney International has delivered to Settlor a letter of credit in the form described in subsection (iii) below (the "Offset Letter of Credit"), then, subject to the provisions of this Section 8.06(c), upon payment in full of the Trust Note, the Trustee shall retain in the Trust (and not pay to the Noteholders of the Series B Notes specified in the Offset Notification except pursuant to the provisions of subsection (v) or (vi) below) an amount equal to the Offset Amount (such retained amount, together with increases thereto under Section 8.06(c)(v) and earnings thereon, the "Retained Amount").

         (iii) The Offset Letter of Credit shall (x) name Settlor as the beneficiary, be in an amount equal to one-third of the Offset Amount and support the payment of all obligations of Pechiney International to Settlor under this
Section 8.06(c), (y) be issued by a financial institution meeting the Credit Standard (as defined in the Letters of Credit), and (z) contain terms and conditions substantially similar to the Letter of Credit issued pursuant to
Section 7.09 of the Stock Purchase Agreement, except that (A) the obligations of Pechiney International under this Section 8.06(c) shall be substituted for the "Tax Indemnity Obligations" therein, (B) there shall be no requirement for the proceeds of draws under Option Three thereof to be placed into escrow pursuant to an escrow agreement, (C) there shall be no requirement for consultation with a law firm prior to draws under Options One or Two thereof and (D) the beneficiary shall be entitled to make draws under the circumstances specified in subsection (v) below.

         (iv) Pechiney International shall attempt in good faith and consistent with its own interests to resolve any disputes with the Noteholders concerning the offset made pursuant to subsection (ii) above and will provide the Noteholders with all materials as may be necessary to establish Settlor's entitlement to make such offset. Pechiney International shall promptly reimburse Settlor for all costs and expenses of compliance with the provisions of this
Section 8.06(c), and indemnify and hold harmless Settlor, its affiliates and their respective officers, directors, representatives and agents ("Settlor Indemnities") from and against any and all losses, liabilities, damages, claims awards, judgments, costs and expenses (including, without limitation, attorneys' fees and expenses) arising out of or relating to any actions taken pursuant to this Section 8.06(c) or any claims by the Noteholders in connection with the offset against the Series B Notes.

          (v) In the event that Settlor determines in good faith that the Retained Amount and the Offset Letter of Credit are insufficient to cover (x) the principal amount of any offset against the Series B Notes that is disputed by the Noteholders, (y) the interest that would have accrued on such amount under the Series B Notes had such offset not been made and (z) any unpaid amounts owing or reasonably likely to become owing under Section 8.06(c) (iv) above, it shall so notify Pechiney International and request an increase in the amount of the Offset Letter of Credit and/or an increase in the Retained Amount. If Pechiney International does not provide such increase(s) within ten
(10) Banking Days following such request, Settlor shall be entitled to request the Trustee to pay to the appropriate Noteholders such portion of the Retained Amount as is then sought by such Noteholders (and upon receipt of such notice, the Trustee shall make such payment); and if such amount is insufficient to pay the full amount demanded by such Noteholders, Settlor shall be entitled to draw on the Offset Letter of Credit for purposes of paying such deficiency.

          (vi) In the event Pechiney International determines that any portion of the Retained Amount is payable to the Noteholders under the Series B Notes, it shall so notify the Trustee and the Trustee shall make payments to the Noteholders in accordance with such notice. Upon receipt of joint instructions of the Beneficiaries prior to the termination of this Trust Agreement, the Trustee shall promptly remit the Retained Amount (or the specified portion thereof) in accordance with such instructions. The Settlor shall respond in good faith to a request from Pechiney International to instruct the Trustee jointly to so remit the Retained Amount (or the specified portion thereof).

          (vii) Until final resolution of any and all disputes with the holders of the Series B Notes regarding the offsets under this Section 8.06(c), the Series B Notes shall not be deemed to have been indefeasibly paid in full and this Trust Agreement shall not terminate.

          (d) Prompt written notice shall be given to the Trustee and the Settlor by Pechiney International in the event of any reduction in the Note Obligations.

          SECTION 8.07.  Severability. Any provision of this Agreement which is
                         ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not be invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 8.08.  Separate Counterparts. This Agreement may be executed
                         ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 8.09.  Successors. (a) All covenants and agreements contained
                         ----------
herein shall be binding upon, and inure to the benefit of, the Trustee and its successors and each Beneficiary and its successors. Any request, notice, direction, consent, waiver or other instrument or action by such Beneficiary shall bind the successors of such Beneficiary. It is acknowledged and agreed that the Settlor may assign its rights hereunder to a Settlor

Transferee as described below as collateral security, and in such event, the Settlor Transferee may, to the extent provided in the respective security documents, directly exercise any or all rights of the Settlor hereunder.

          (b) The Letters of Credit are not transferable by either Beneficiary, except by the Trustee to a successor Trustee as provided in Section 6.01(b), and by the Settlor as a whole and not in part to a lender or an agent acting on behalf of one or more lenders to Settlor or any of its affiliates as collateral security (a "Settler Transferee"), and a Settlor Transferee may further transfer
             ------------------
any Letter of Credit back to the Settlor or to another Settlor Transferee. The transfer described above may be made successively without limitation as to the number of transfers.

          (c) The Trustee and Pechiney International acknowledge that the Settlor intends to initially assign its beneficial interest in the Letters of Credit to The First National Bank of Chicago, as agent and as collateral agent (the "Agent"), for its own benefit and for the benefit of the lenders that will be party to a Credit Agreement among the Settlor, such lenders and the Agent, and agree that the Agent is a Settlor Transferee. The Trustee and Pechiney International further agree that the Settlor Transferee shall be permitted, upon delivery of a valid Transfer Certificate (as defined in the Letters of Credit) to the Trustee and Pechiney International, to draw under the Letters of Credit in the place and stead of the Settlor and on the same terms and conditions that the Settlor would have been entitled to draw. No Settler Transferee will have any greater rights under or with respect to any of the Letters of Credit than the Settlor would have had. The Settlor Transferee shall not receive any of the Letters of Credit, which shall be held at all times by the Trustee, but shall be entitled to rely for purposes of drawing on any of the Letters of Credit on a photocopy thereof certified by the Trustee to be a true and correct copy thereof. The Trustee shall furnish to the Settlor, Pechiney International and the Settlor Transferee, and to any successor identified in a written notice from the Settlor to the Trustee (with a copy to Pechiney International), certified copies of each of the Letters of Credit and certified copies of all amendments to any of the Letters of Credit promptly after receipt by the Trustee thereof.

          (d) If a Settlor Transferee or successor Trustee shall deliver a valid Transfer Certificate to an issuer of a Letter of Credit, such issuer shall issue replacement Letters of Credit (the "Replacement Letters of Credit") to the
                                          -----------------------------
Trustee modified to reflect the relevant Settlor Transferee or successor Trustee, as the case may be, with otherwise identical terms and conditions as the Letters of Credit. Simultaneously with its receipt of and in exchange for such Replacement Letters of Credit, the Trustee shall return each Letter of Credit to the issuer of such Letter of Credit.

          SECTION 8.10. Headings. The headings of the various Articles and
                        --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 8.11.  Governing Law.  This Agreement shall in all respect be
                         -------------
governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

          SECTION 8.12.  Entire Agreement.  This Trust Agreement embodies the
                         ----------------
final, entire agreement of the Settlor, the Trustee and Pechiney International with respect to the Trust and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto; provided, however, that nothing herein supersedes the
                       --------  -------
commitments, agreements, representations, and understandings set forth in the Stock Purchase Agreement (other than Section 5.08 and Exhibits 5.08(a) and (b), and such Section 5.08 and Exhibits 5.08(a) and (b) are expressly superseded), as amended, and as may be modified and amended from time to time. There are no oral agreements among the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                             The Settlor
                                             -----------

                                             PECHINEY CORPORATION


                                             By /s/
                                                ------------------
                                              Title:


                                             PECHINEY INTERNATIONAL S.A.


                                             By /s/
                                                ------------------
                                              Title:


                                             The Trustee
                                             -----------

                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO


                                             By /s/
                                                ------------------
                                              Title: